Exhibit 4.1


                                                            CUSIP  36357M  10  4

     NUMBER                                                        SHARES

     ------                                                        ------


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                         GALLAGHER RESEARCH CORPORATION
       The Corporation is authorized to issue 50,000,000 Common Shares -
                                 $.001 Par Value

This Certifies that______________________________________________________ is the
registered holder of __________________________________________________   Shares
                                                   Fully paid and non-assessable
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of _______________________ A.D., ____________



-----------------------------                 ----------------------------------
       Secretary                                          President

                            [Corporate seal omitted]

     For Value Received, ________________ hereby sell, assign and transfer unto ________________________________ ____________________________Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated  _____________________

     In the presence of ______________________________________

                        ______________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.